UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

SEMPRA ENERGY

SOUTHERN CALIFORNIA GAS COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA (Sempra Energy)	1-14201 (Sempra Energy)	33-0732627 (Sempra Energy)
CALIFORNIA (Southern California Gas Company)	1-01402 (Southern California Gas Company)	95-1240705 (Southern California Gas Company)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SEMPRA ENERGY

488 8th AVENUE

SAN DIEGO, CALIFORNIA 92101

(Address of Principal Executive Offices) (Zip Code)

SOUTHERN CALIFORNIA GAS COMPANY

555 WEST FIFTH STREET

LOS ANGELES, CALIFORNIA 90013

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(619) 696-2000 (Sempra Energy)

(213) 244-1200 (Southern California Gas Company)

None.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 8.01 Other Events.

On May 15, 2018, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, closed the public offering and sale of $400,000,000 aggregate principal amount of its 4.125% First Mortgage Bonds, Series UU, due 2048 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $500,000) of 99.02% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-222651).

The Bonds were issued pursuant to a Supplemental Indenture, dated as of May 15, 2018, which is attached hereto as Exhibit 4.1. The Bonds will mature on June 1, 2048. The Bonds will bear interest at the rate of 4.125% per annum. Interest on the Bonds will accrue from May 15, 2018 and is payable semiannually in arrears on June 1 and December 1 of each year, beginning on December 1, 2018. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the Form of Bond, which form is included in Exhibit 4.1 hereto.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated May 10, 2018, which is attached hereto as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated May 10, 2018, among Southern California Gas Company and the several underwriters named therein.

4.1	Supplemental Indenture, dated as of May 15, 2018.

4.2	Form of Series UU Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2018	SEMPRA ENERGY

	By:	/s/ Peter R. Wall
Peter R. Wall
Vice President, Controller and Chief Accounting Officer

Date: May 15, 2018	SOUTHERN CALIFORNIA GAS COMPANY

	By:	/s/ Bruce A. Folkmann
Bruce A. Folkmann
Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer